UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): March 18, 2021 (March 12, 2021)

FORCE PROTECTION VIDEO EQUIPMENT CORP.

(Exact name of registrant as specified in its charter)

Florida	000-55519	45-1443512
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2629 Townsgate Road, Suite 215

Westlake Village, CA 91361

(Address of principal executive offices)

(714) 312-6844

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Title of Class	Trading Symbol	Name of Each Exchange on Which Registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01 Entry into a Material Definitive Agreement.

On March 12, 2021, Force Protection Video Equipment Corp., Inc. (“the Company”) entered into a Securities Purchase Agreements (“SPA”) and Registration Rights Agreements (“RRA”) with accredited investors pursuant to which investors purchased 47,248.27 shares of Series B preferred Stock (“Series B Stock”) for an aggregate of $4,724,827 or $100 per share (the “Offering”). The Offering closed on March 12, 2021. The Company had previously closed on 10,500 shares of Series B Preferred stock or $1,050,000 in October of 2020. As a result, on March 12, 2021, there were 57,748.27 shares of Series B Stock outstanding.

Pursuant to the terms of the Company’s Certificate of Designation of Preferences, Rights and Limitations of Series B Preferred Stock (“COD”), (i) each share of Series B Stock has a stated value of $100, (ii) the Series B Stock accrues a 5% dividend beginning one year after the original issue date and thereafter on a quarterly basis, (iii) the Series B Stock has no voting rights, except as required by law, and (iv) the Series B Stock has no liquidation preference over the Company’s common stock (“Common Stock”). Additionally, the Series B Stock converts into Common Stock (i) at the election of the holder at any time at a price equal to $15,000,000 divided by the fully diluted outstanding securities of the Company at the time of conversion (“Standard Conversion Price”) or (ii) automatically upon the completion of an offering of $5,000,000 or more (“Qualified Offering”) at the lower of (a) the Standard Conversion Price or (b) eighty percent (80%) of the lowest per share purchase price of Common Stock in such Qualified Offering (“Qualified Offering Conversion Price”). The Offering meets the definition of a Qualified Offering as described in the COD and accordingly, all of the outstanding shares of Series B Stock will convert into Common Stock at eighty percent (80%) of the Standard Conversion Price. The Company will file amended articles of incorporation decreasing the par value of its Common Stock in order to effect the conversion of all such Series B Stock into Common Stock.

In accordance with the foregoing, upon full conversion of the Series B Stock, and not taking into account nay beneficial ownership limitations, the Company will issue an additional 82,343,910,014 shares of Common Stock.

Pursuant to the RRA, the Company agreed to file a registration statement with the Commission in order to register the shares of common stock underlying the Series B Stock sold in the Offering within 180 days of October 12, 2020, the initial closing date of the sale of Series B Stock.

The foregoing description of the SPA, RRA and COD are a summary and are qualified in their entirety by reference to the SPA, RRA, and COD which are attached hereto as Exhibit 10.01, 10.02 and 3.01(i), and which are incorporated herein by reference.

The foregoing summaries of each of the Securities Purchase Agreement and Warrants are qualified in their entirety by reference to the full text of each such document, a copy of the form of each is attached hereto as Exhibits 10.01 and 10.02, respectively, and each of which is incorporated herein in its entirety by reference.

The securities offered have not been registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This current report shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state.

Item 3.02 Unregistered Sale of Equity Securities.

The information set forth above in Item 1.01 of this current report on Form 8-K is incorporated herein by reference in its entirety.

Item 5.03 Amendment to Articles of Incorporation or Bylaws.

The information contained above in Item 1.01 is hereby incorporated by reference into this Item 5.03. The COD was filed and approved by the Secretary of State of the State of Florida, authorizing and establishing the rights, preferences, and privileges of the Series B Stock. A copy of the form of stock certificate is attached as Exhibits 4.01 to this Current Report on Form 8-K and is incorporated by reference.

Item 7.01 Regulation FD Disclosure.

The Company, may from time to time, make disclosures via the following social media platforms:

Facebook: https://www.facebook.com/BIGtokenApp

Instagram: https://www.instagram.com/bigtoken_app/

LinkedIn: https://www.linkedin.com/company/bigtoken-app/

Twitter: https://twitter.com/BIGtoken_App

Twitter: https://twitter.com/BIGtokenCrypto

Twitter: https://twitter.com/BIGtokenPrivacy

YouTube: https://www.youtube.com/channel/UC0f1hv7eqrktypntpEQJBow

TikTok: https://www.tiktok.com/@bigtoken_app

Website: www.bigtoken.com

Lou Kerner, the Company’s CEO, may, from time to time, make disclosures regarding the Company via the following social media platforms:

Medium: https://loukerner.medium.com/

Twitter: https://twitter.com/loukerner

LinkedIn: https://www.linkedin.com/in/loukerner/

AngelList: https://angel.co/p/lou-kerner

Youtube: https://www.youtube.com/channel/UCSyshoifIBJqgDBR0LZfDzg

Slideshare: https://www.slideshare.net/loukerner2

Instagram: https://www.instagram.com/loukerner/?hl=en

Facebook: https://www.facebook.com/loukerner

Pro Forma Capitalization Table

As a result of the completion of certain transactions of the Company, including the share exchange as described in the Company’s Current Report on Form 8-K filed with the Commission on February 17, 2021, and the Offering disclosed herein, the Company is providing this update to inform shareholders of the Company of its outstanding securities as of March 18, 2021.

As of March 18, 2021, the Company had the following securities outstanding:

Type of Security	Number Outstanding Securities	Number of Common Shares or Common Shares issuable upon Conversion
Common Stock (1)	158,244,935,162	158,244,935,162
Series A Preferred Stock	5,000,000	-
Series B Preferred Stock	57,748.27	82,343,910,015 (2)
Series C Preferred Stock	8,318	12,864,419,168 (3)
TOTAL		253,453,264,345

(1)	Number of shares of Common Stock of the Company issued and outstanding as of March 18, 2021;
(2)	shares issuable based on the conversion price as of $0.00007013, subject to adjustment; and
(3)	shares issuable based on the conversion price as of $0.0000006466, subject to adjustment.

The foregoing table does not include:

(i)	25,568,064,462 shares underlying Common Stock purchase warrants;
(ii)	13,951,066,447 shares of Common Stock issuable to Lou Kerner upon the exercise of stock options at a weighted average exercise price of $0.000062719 per share, subject to certain vesting conditions; and
(iii)	15,824,493,516 shares of Common Stock reserved for issuance pursuant to the Company’s 2021 Evergreen Equity Compensation Plan (the “Plan”). Plan provides for the automatic increase in the number of shares available under the Plan on the first day of each calendar year such that on such day the Plan will have available up to 10% of the issued and outstanding shares of Common Stock available for issuance.

Assuming the conversion or exercise of all Common Stock equivalent securities, plus the issuance of all authorized shares under the Plan, there will be 320,874,528,294 shares of Common Stock issued and outstanding as of March 18, 2021.

The information contained in this Item 7.01 to this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information or such exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

No Offer or Solicitation:

This communication will not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor will there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are not guarantees of future performance. These forward-looking statements reflect views and assumptions regarding expectations and projections about future events and are based on currently available information. The use of words such as “anticipates,” “estimates,” “expects,” “intends,” “plans,” and “believes,” among others, generally identifies forward-looking statements. However, these words are not the exclusive means of identifying such statements. In addition, any statements that refer to expectations, projections or other characterizations of future events or circumstances are forward-looking statements and may include statements relating to future revenues, expenses, margins, profitability, net income/(loss), earnings per share and other measures of results of operations and the prospects for future growth of our business. These forward-looking statements are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict.

Although we believe that the expectations reflected in these forward-looking statements are based on reasonable assumptions, there are a number of risks and uncertainties that could cause actual results to differ materially from such forward-looking statements.

Item 9.01 Financial Statement and Exhibits.

Exhibit No.	Description
3.01(i)	Certificate of Designation of Series B Preferred Stock
4.01	Form of Series B Preferred Stock Certificate
10.01	Securities Purchase Agreement
10.02	Registration Rights Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	March 19, 2021	Force Protection Video Equipment Corporation

/s/ Lou Kerner
		By:	Lou Kerner
Chief Executive Officer

INDEX OF EXHIBITS

Exhibit No.	Description
3.01(i)	Certificate of Designation of Series B Preferred Stock
4.01	Form of Series B Preferred Stock Certificate
10.01	Securities Purchase Agreement
10.02	Registration Rights Agreement